SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                Cotelligent, Inc.
                         ---------------------------------
             (Exact name of registrant as specified in its charter)


                                August 26, 1999
                            -------------------------
                Date of Report (Date of earliest event reported)



        Delaware                     0-25372                 94-3173918
--------------------------        ------------           -------------------
(State or other juris-            (Commission            (I.R.S. Employer
 diction of incorporation)        File Number)           Identification No.)



101 California Street - Suite 2050 San Francisco, CA           94111
----------------------------------------------------------------------
 (Address of principal executive offices)                   (Zip Code)



                                 (415)439-6400
                        -------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On August 26, 1999, Cotelligent, Inc. announced the resignation of its President and Chief Operating Officer.

     A copy of the press release is attached as an Exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.

                  Exhibit No.                                 Exhibit
                  -----------                                 --------
                      99                                      Press Release

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              COTELLIGENT, INC.
                                                              (Registrant)



Dated:  August 31, 1999                               By:   /S/ James R. Lavelle
                                                            --------------------
                                                               James R. Lavelle
                                                                Chairman and
                                                         Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                     Description                                 Page
-----------                    -------------                                ----
99 Press Release announcing resignation of President and Chief Operating Officer.